Exhibit 10.1

Wachovia Bank, N.A.

Special Assets Management

PA1246

123 South Broad Street

7th Floor

Philadelphia, PA 19109

February 15, 2006

VIA ELECTRONIC MAIL

TRC Companies, Inc.

Boot Mills South

116 John Street

Lowell, MA 01852

Attn:  Chris Vincze, CEO

Telephone Number: 978-656-3530

Telecopy Number: 978-656-3534

Email:  CVincze@trcsolutions.com

Re:                             Second Forbearance Agreement And Global Amendment To Credit Documents dated as of January 24, 2006 between Wachovia Bank, National Association, as Agent, the Lenders and TRC Companies, Inc. and the Subsidiaries (the “Forbearance Agreement”)

Dear Mr. Vincze:

Please refer to the Forbearance Agreement.  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Forbearance Agreement.

The Borrowers have been unable to deliver certain financial projections to the Lenders upon which the Agent and the Lenders can establish financial covenants as required by ¶ E.13 of the Forbearance Agreement.  The Borrowers have requested, and the Agent and the Lenders have agreed, upon the conditions set forth in this Amendment Letter, to amend certain provisions of the Forbearance Agreement as provided herein as follows:

1.             Paragraph E. 7. of the Forbearance Agreement is amended (i) deleting the word “and” at the end of subparagraph (c) thereof; (ii) deleting the period at the end of subparagraph (d) and replacing it with a semicolon followed by the word “and”; and (iii) inserting a new subparagraph (e) to read as follows:

e.             Upon any private investment in public equity, issuance of class of equity or making any capital contribution (each, an “Equity Raise”) by the Borrowers, the Borrowers shall remit 100% of the proceeds received on account of such Equity Raise (less any normal and actual fees, expenses and taxes incurred and directly payable as a result of such Equity Raise) to the Agent for the payment to the Lenders which shall be applied to the unpaid principal balance of the Loans and, upon such payment, the Applicable Percentage of the proceeds of such Equity Raise so received shall permanently reduce the Maximum Available Revolving Credit Amount.  For purposes of this subparagraph, “Applicable Percentage” shall mean: (i) 60% on or before March 31, 2006; and (ii) 70% after March 31, 2006.

2.             Paragraph E.11 of the Forbearance Agreement is amended by: (a) replacing the date “March 15, 2006” with the phrase “the earlier of (i) 14 calendar days after the Borrowers receive final approval of their accounting treatment of certain Exit Strategy Contract revenues from an independent public accounting firm, or (ii) March 31, 2006”; and (b) replacing the date “March 31, 2006” with the phrase “the earlier of (i) 14 calendar days after the Borrowers file their Form 10K for Fiscal Year End 2005 with the SEC, or (ii) April 15, 2006.”

3.             Paragraph E.13 of the Forbearance Agreement is amended by replacing the date “February 15, 2006” with the phrase “ the earlier of (i) five (5) calendar days after the Borrowers receive final approval of their accounting treatment of certain Exit Strategy Contract revenues from an independent public accounting firm; or (ii) March 15, 2006”.

In consideration for the Lenders’ agreement to the amendments provided herein, the Borrowers shall pay to the Agent a fee (for the benefit of the Lenders executing this Amendment Letter) (i) in the amount of $25,000.00 to be distributed to the said Lenders in accordance with their Pro Rata Share which shall be fully earned and paid on the date of execution of this Letter Amendment; and (ii) in the amount of $50,000.00 to be distributed to the said Lenders in accordance with their Pro Rata Share which shall be fully earned and paid on March 31, 2006; provided however, the fee payable pursuant to this clause (ii) shall be waived if, on or before March 31, 2006, the Loans and the Maximum Available Revolving Credit Amount have been permanently reduced to an amount equal to or less than $50,000,000.00.

All other terms and conditions of the Forbearance Agreement remain in full force and effect.

Each Borrower, on behalf of itself, and any person or entity claiming by or through it (collectively referred to as the “Releasors”), hereby unconditionally remises, releases and forever discharges the Agent, each Lender and their respective past and present officers, directors, shareholders, agents, parent corporation, subsidiaries, affiliates, trustees, administrators, attorneys, predecessors, successors and assigns and the heirs, executors, administrators, successors and assigns of any such person or entity, as releasees (collectively referred to as the “Releasees”), of and from any and all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, promises, warranties, guaranties, representations, liens, mechanics’ liens, judgments, claims, counterclaims, cross-claims, defenses and/or demands whatsoever, including claims for contribution and/or indemnity, whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, or resulting from any assignment, if any (collectively referred to as “Claims”), which any of Releasors ever had or now have against any of the Releasees, for or by reason of any cause, matter or thing whatsoever, arising from the beginning of time to the date of execution of this Amendment Letter, including, but not limited to, any and all Claims relating to or arising from the lending relationship between the Agent, the Lenders and the Borrowers.  Each Borrower warrants and represents that it has not assigned, pledged, hypothecated and/or otherwise divested itself and/or encumbered all or any part of the Claims being released hereby and agrees to indemnify and hold harmless any and all of Releasees against whom any Claim so assigned, pledged, hypothecated, divested and/or encumbered is asserted.

This Amendment Letter shall bind and inure to the benefit of the respective successors and assigns of each of the parties, including all Lenders that are successors or assignees thereof.

This Amendment Letter and the Forbearance Agreement reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.  No amendment or waiver of any provision of this Amendment Letter or the Forbearance Agreement shall in any event be effective unless the same shall be in writing and signed by each party hereto (or with respect the Lenders, the Required Lenders if applicable), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

This Amendment Letter shall be construed under and governed by the internal laws of the State of New Jersey and may be executed in any number of counterparts and by different parties on separate counterparts.  Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

Delivery of an executed counterpart of this Amendment Letter by telecopy shall be equally effective as delivery of a manually executed counterpart.

Very truly yours,

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

/s/	Patrick McGovern
Patrick McGovern
Senior Vice President

SIGNATURES ON FOLLOWING PAGE

AGREED TO AND ACKNOWLEDGED:

TRC COMPANIES, INC.			TRC ENVIRONMENTAL CORPORATION

By:	/s/	Martin H. Dodd	By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd	Name:		Martin H. Dodd
Title:		Senior Vice President	Title:		Senior Vice President

TRC ENGINEERS, INC.			TRC GARROW ASSOCIATES, INC.

By:	/s/	Martin H. Dodd	By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd	Name:		Martin H. Dodd
Title:		Vice President and Secretary	Title:		Secretary

TRC MARIAH ASSOCIATES, INC.			VECTRE CORPORATION

By:	/s/	Martin H. Dodd	By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd	Name:		Martin H. Dodd
Title:		Vice President and Secretary	Title:		Secretary

TRC SOLUTIONS, INC.			LOWNEY ASSOCIATES

By:	/s/	Martin H. Dodd	By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd	Name:		Martin H. Dodd
Title:		Assistant Secretary	Title:		Secretary

HUNTER ASSOCIATES TEXAS, LTD.			IMBSEN & ASSOCIATES

By:	/s/	Martin H. Dodd	By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd	Name:		Martin H. Dodd
Title:		Secretary	Title:		Secretary

ENGINEERED AUTOMATION			GBF HOLDINGS LLC
SYSTEMS, INCORPORATED			By:		TRC Companies, Inc.,
Its Managing Member

By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd	By:	/s/	Martin H. Dodd
Title:		Secretary	Name:		Martin H. Dodd
			Title:		Secretary

PBWO HOLDINGS, LLC			SITE-BLAUVELT ENGINEERS, INC.
(Virginia)

By:	/s/	Martin H. Dodd	By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd	Name:		Martin H. Dodd
Title:		Secretary	Title:		Secretary

HUNTER ASSOCIATES, INC.			SITE-BLAUVELT ENGINEERS, INC.
(New Jersey)

By:	/s/	Martin H. Dodd	By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd	Name:		Martin H. Dodd
Title:		Secretary	Title:		Secretary

E/PRO ENGINEERING AND			ESSEX ENVIRONMENTAL, INC.
ENVIRONMENTAL CONSULTING, LLC

			By:	/s/	Martin H. Dodd
By:	/s/	Martin H. Dodd	Name:		Martin H. Dodd
Name:		Martin H. Dodd	Title:		Secretary
Title:		Secretary

NEW CENTURY ENGINEERING			NOVAK ENGINEERING, INC.
SUPPORT SERVICES, LLC

			By:	/s/	Martin H. Dodd
By:	/s/	Martin H. Dodd	Name:		Martin H. Dodd
Name:		Martin H. Dodd	Title:		Secretary
Title:		Secretary

SITE CONSTRUCTION SERVICES, INC.			BV ENGINEERING

By:	/s/	Martin H. Dodd	By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd	Name:		Martin H. Dodd
Title:		Secretary	Title:		Secretary

SITE-BLAUVELT ENGINEERS, INC.			TRC RAVIV ASSOCIATES, INC.
(New York)

By:	/s/	Martin H. Dodd	By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd	Name:		Martin H. Dodd
Title:		Secretary	Title:		Secretary

CUBIX CORPORATION			EAST CANYON HOLDINGS LLC
			By:		TRC Companies, Inc.,
Its Managing Member

By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd	By:	/s/	Martin H. Dodd
Title:		Secretary	Name:		Martin H. Dodd
			Title:		Secretary

SGS WITTER, INC.			SITE-BLAUVELT ENGINEERS
INTERNATIONAL, LLC

By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd	By:	/s/	Martin H. Dodd
Title:		Secretary	Name:		Martin H. Dodd
			Title:		Secretary

ENVIRONOMICS, INC.			ENVIRONOMICS TX, LLC

By:	/s/	Martin H. Dodd	By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd	Name:		Martin H. Dodd
Title:		Secretary	Title:		Secretary

PACIFIC LAND DESIGN, INC.			VPOINT

By:	/s/	Martin H. Dodd	By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd	Name:		Martin H. Dodd
Title:		Secretary	Title:		Secretary

ENVIRONOMICS SOUTHWEST, LLC			ENVIRONOMICS WEST, LLC
By:		TRC Companies, Inc.,
Its Managing Member
			By:	/s/	Martin H. Dodd
By:	/s/	Martin H. Dodd	Name:		Martin H. Dodd
Name:		Martin H. Dodd	Title:		Secretary
Title:		Secretary

PACIFIC LAND DESIGN-			WILLS ENGINEERING, INC.
ROSEVILLE, INC.

			By:	/s/	Martin H. Dodd
By:	/s/	Martin H. Dodd	Name:		Martin H. Dodd
Name:		Martin H. Dodd	Title:		Secretary
Title:		Secretary

ECON CAPITAL, LP

By:	/s/	Martin H. Dodd
Name:		Martin H. Dodd
Title:		Assistant Secretary

 [LENDERS’ SIGNATURES ON THE FOLLOWING PAGE]

AGREED TO AND ACKNOWLEDGED:

WACHOVIA BANK, NATIONAL			MERRILL LYNCH BUSINESS
ASSOCIATION			FINANCIAL SERVICES, INC.
(formerly known as First Union National
Bank), Individually as Lender
			By:	/s/	Edmund J. Blough
			Name:		Edmund J. Blough
By:	/s/	Patrick McGovern	Title:		Vice President
Name:		Patrick McGovern
Title:		Senior Vice President

TD BANKNORTH, N.A.			ABELCO FINANCE LLC (assignee of
Union Bank Of California, N.A.)

By:	/s/	Jeffrey R. Westling
Name:		Jeffrey R. Westling	By:	/s/	Kevin Genda
Title:		Senior Vice President	Name:		Kevin Genda
			Title:		Senior Vice President